EXHIBIT 10.11

SECURITY AGREEMENT

           This Security Agreement (the “Agreement”) is made this 1st day of October, 2003, between EAGLEPICHER TECHNOLOGIES, LLC, a Delaware limited liability company having an office at C & Porter Streets, P.O. Box 47, Joplin, Missouri 64802 (together with its successors and assigns, collectively, the “Secured Party”) and MOBILE ENERGY PRODUCTS, INC., a Delaware corporation having its principal address at 30 Shelter Rock Road, Danbury, Connecticut 06810 (the “Borrower”). Reference is hereby made to that certain Secured Promissory Note in the principal amount of $450,000, plus the Payables Amount (as defined and subject to adjustment as provided therein) by Borrower in favor of the Secured Party dated as of October 1, 2003 (the “Note”).

           1.           DEFINITIONS OF TERMS USED HEREIN. (a) "Liability" or "Liabilities" includes all liabilities arising under or from the Note; (b) "Proceeds" means whatever is received when the Collateral is sold, exchanged, leased, collected or otherwise disposed of and includes the account arising when the right to payment is earned under a contract, including without limitation proceeds of insurance policies insuring the Collateral; (c) "Security Interest" means a lien or other interest in the Collateral which secures payment of a liability or performance of an obligation; and (d) "Collateral" means the property of the Borrower described on Schedule 1 hereto:

           2.           SECURITY INTEREST. As security for the payment of the Liabilities, the Borrower hereby grants to the Secured Party a Security Interest in the Collateral and all and any Proceeds arising therefrom and all and any products of the Collateral. The Borrower represents and warrants to Secured Party that it is the sole lawful owner of the Collateral, free and clear of any liens and encumbrances (other than those in favor of the Secured Party), and has the right and power to pledge, sell, assign and transfer absolute title thereto to the Secured Party and that no financing statement covering the Collateral (other than the Secured Party's) is on file in any public office. This Agreement shall create a continuing Security Interest in the Collateral and shall remain in full force and effect until the Borrower's payment in full of all Liabilities.

           3.           USE OF COLLATERAL. Unless and until an Event of Default has occurred, the Borrower may use the Collateral in any lawful manner.

           4.           INSURANCE. The Borrower will have and maintain insurance on the Collateral against all risks to which the Borrower reasonably believes it is exposed.

           5.           DEFAULT; REMEDIES. (a) Events of Default. An Event of Default shall exist hereunder: (1) if the Borrower shall fail to pay any amount of the Liabilities when due or if any other event of default specified in the Note shall occur and be continuing (subject to any applicable cure periods contained therein); (2) if the Borrower shall or shall attempt to: (a) remove or allow removal of the Collateral (other than the sale of inventory in the ordinary course of business) from the premises on which Borrower's business is located; (b) sell, encumber or otherwise dispose of the Collateral (other than the sale of inventory in the ordinary course of business or the disposition of equipment, machinery or other property due to obsolescence) or any interest therein, or permit any Security Interest senior to that of the Secured Party's to exist thereon or therein, (c) misuse or abuse the Collateral, or (d) use or allow the use of the Collateral in connection with any undertaking prohibited by law; (3) if the Collateral shall be attached, levied upon, seized in any legal proceedings, other than legal proceedings being contested in good faith; (4) if the Borrower shall fail to pay promptly all taxes and assessments upon the Collateral or the use thereof, other than taxes that are being contested in good faith; (5) if the Borrower should fail to keep the Collateral insured in accordance with this Agreement; or (6) if the Borrower shall change its state of incorporation or its legal name without providing the Secured Party with at least 30 days' prior written notice of such change or changes. Notwithstanding anything to the contrary contained herein, no Event of Default shall occur in the event of Borrower's sale, transfer, assignment or other disposition of the Collateral in accordance with the terms of Section 5.8(e) of the Purchase Agreement.

           (b) Remedies. Upon the occurrence and during the continuation of an Event of Default (after giving effect to all applicable cure periods), unless waived in writing by the Secured Party: (1) all Liabilities shall become immediately due and payable; and (2) the Secured Party may, with or without legal process, and with or without previous notice or demand for performance, enter any premises wherein the Collateral may be, and take possession of the same by removing it from such premises, together with anything therein, and the Secured Party may make disposition of the Collateral subject to any and all applicable provisions of the law. The Borrower agrees that, after the occurrence and during the continuation of an Event of Default (after giving effect to all applicable cure periods), the Secured Party has full power and authority to collect, compromise, endorse, sell or otherwise deal with the Collateral on its own name or that of the Borrower at any time and the Borrower hereby irrevocably appoints the Secured Party as the Borrower's attorney-in-fact, with full authority, upon the occurrence and continuation of an Event of Default, to take any such action and to execute any instrument that the Secured Party may reasonably deem necessary in connection therewith. All of the rights and remedies of the Secured Party, whether evidenced hereby or by any other Agreement, instrument or paper, shall be cumulative and may be exercised singly or concurrently.

           6.           GENERAL AGREEMENTS. (a) The Secured Party shall pay the costs of filing financing statements and of conducting searches in connection with this Agreement; (b) The Borrower agrees to allow the Secured Party through any of its officers or agents, during the Borrower's business hours and upon prior notice to the Borrower, to examine or inspect any of the Collateral; (c) The Borrower will promptly pay when due all taxes and assessments upon the Collateral or for its use of operation or upon the proceeds thereof or upon this Agreement or upon any note or other instrument or agreement evidencing any of the Liabilities; (d) After the occurrence and during the continuation of an Event of Default (after giving effect to all applicable cure periods), at its option, the Secured Party may discharge taxes, liens or Security Interests or other encumbrances at any time levied or placed on the Collateral, and may pay for the maintenance and preservation of the Collateral; (e) The Borrower hereby authorizes the Secured Party to file financing statements and any amendments thereto without the signature of the Borrower; Such authorization is limited to the Security Interest granted by this Agreement; (f) The Borrower agrees to pay or reimburse the Secured Party for all costs and expenses incurred by it in connection with the enforcement of this Agreement and the preservation, protection, collection or realization of any Collateral (including outside or in-house attorneys' fees and expenses); (g) The Secured Party shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by the Borrower unless such waiver is in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right shall operate as a waiver thereof or of any other right. A waiver upon any one occasion shall not be construed as a bar or a waiver of any right or remedy on any future occasion; (h) This Agreement shall be governed by and construed in accordance with the laws of the State of New York; and (i) This Agreement, and the Security Interests, obligations, rights and remedies created hereby, shall inure to the benefit of the Secured Party and its successors and assigns and be binding upon the Borrower and its heirs, executors, administrators, legal representatives, successors and assigns.

           7.           TERMINATION. Once the Liabilities outstanding under the Note shall have been paid in full and all other obligations of the Borrower hereunder have been fully paid and performed, then, the Secured Party shall promptly provide the Borrower with a written notice of termination signed by the Secured Party and shall execute and file all termination statements necessary in connection with the termination of the Secured Party's Security Interest in the Collateral hereunder.

                     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date indicated above.

MOBILE ENERGY PRODUCTS, INC.

By: /s/ Michael Eskra
Name: Michael Eskra
Title: President

EAGLEPICHER TECHNOLOGIES, LLC

By: /s/ Louis E. Lupo
Name: Louis E. Lupo
Title: Vice President and General Manager

SCHEDULE 1

COLLATERAL

          All inventory of strikers and sinter plaque, wherever located, including without limitation, raw materials, work in process and finished merchandise in which the Borrower now or at any time hereafter may have an interest, whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of the Borrower or is held by the Borrower or by others for the Borrower’s account; and

          The two (2) manufacturing lines used primarily in the manufacture of sinter plaque, together with all machinery, equipment, parts, supplies comprising or used primarily in the operation of such lines, which lines are located at 3820 South Hancock Expressway, Colorado Springs, CO 80911; and

          All accessions to, substitutions for and all replacements of the foregoing, including without limitation proceeds of insurance policies insuring the Collateral.